SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report (Date of earliest event reported): December 3, 2015 (September 22, 2015)

ICON VAPOR, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55284	46-1471251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8525 Arjons Drive, Suite A San Diego, CA 92126
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (858) 564-9513

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ICON VAPOR, INC.

Form 8-K

Current Report

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) On September 22, 2015, the Registrant dismissed Anton & Chia, LLP of 3501 Jamboree Road, Suite 450, Newport Beach, CA 92660 (“Anton & Chia”) from the role as independent certifying accountant for the Registrant.

Anton & Chia was appointed as Auditor of the Registrant on June 30, 2015. However, shortly after Anton & Chia commenced work as the independent certifying accountant for the Registrant, the Registrant determined to dismiss Anton & Chia and on September 22, 2015, the Registrant engaged KWCO, PC of 1931 East 37th Street, Suite 7, Odessa, TX 79762 (“KWCO”) as the new Auditor.

Other than an explanatory paragraph included in the audit reports of the auditor prior to KWCO’s engagement, Terry L. Johnson, CPA (“Johnson”), for the Registrant's fiscal years ended December 31, 2014 and 2013 relating to the uncertainty of the Registrant's ability to continue as a going concern, the audit reports of Johnson on the Registrant's financial statements for the last fiscal year ended December 31, 2014 and 2013 through September 22, 2015, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the Registrant's 2014 and 2013 fiscal year and through the date of this Current Report on Form 8-K, (1) there were no disagreements with Johnson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Johnson, would have caused Johnson to make reference to the subject matter of the disagreements in connection with their report, and (2) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

From the date of Anton & Chia’s appointment on June 30, 2015 through to the date of dismissal, September 22, 2015, (1) no reports were issued by Anton & Chia, (2) there were no disagreements with Anton & Chia on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Anton & Chia, would have caused Anton & Chia to make reference to the subject matter of the disagreements in connection with any reports to be issued, and (3) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided a copy of the foregoing disclosures to Anton & Chia prior to the date of the filing of this report and requested that Anton & Chia furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-K.

(b) September 22, 2015, the Registrant’s Board of Directors approved the engagement of KWCO, PC, as the Registrant's independent accountant effective immediately to audit the Registrant’s financial statements and to perform reviews of interim financial statements. During the fiscal years ended December 31, 2014 and 2013 through September 22, 2015 neither the Registrant nor anyone acting on its behalf consulted with KWCO regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Registrant, or the type of audit opinion that might be rendered by KWCO on the Registrant's financial statements; or (ii) Neither a written report nor oral advice was provided to the Registrant by KWCO that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and (iii) The Registrant did not consult KWCO regarding any matter that was either the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)       Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit No.	Document	Location
16.1	Letter dated December 3, 2015, from Anton & Chia, LLP to the Securities and Exchange Commission.	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2015

ICON VAPOR, INC.

By:	/s/ Daniel W. Balsiger
Daniel W. Balsiger Chief Executive Officer

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